THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                   SEPARATE ACCOUNT A

               VARIABLE ANNUITY CONTRACTS

            SUPPLEMENT TO THE PROSPECTUSES
                  DATED MAY 1, 2013


      Due to a change in the distributor of The Variable
Annuity Life Insurance Company (the "Company") variable annuity contracts (the "Contracts"), the first paragraph of the "Distribution of the Contracts" section of the prospectuses is replaced with the following:

The principal underwriter and distributor for VALIC
Separate Account A is SunAmerica Capital Services, Inc.
("Distributor"), an affiliate of the Company. The
Distributor's address is Harborside Financial Center,
3200 Plaza 5, Jersey City, New Jersey 07311-4922. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

Date:   July 1, 2013











Please keep this Supplement with your prospectus.